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                                                                    EXHIBIT 10.6



                                                       CONFIDENTIAL TREATMENT(1)
                                                       -------------------------








                                Amendment No. 1

                                       to

                    Fiber Lease and Innerduct Use Agreement

                                 by and between

                         Metromedia Fiber Network, Inc.

                                      and

                         NEXTLINK Communications, Inc.

                                 March 4, 1998









------------------
(1) Redacted portions have been marked with asterisks(***). The redacted portions are subject to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.
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                                AMENDMENT NO. 1

                    FIBER LEASE AND INNERDUCT USE AGREEMENT


     This Amendment No. 1 is made and entered into as of the 4th day of March, 1998, by and between Metromedia Fiber Network, Inc., a Delaware corporation ("MFN"), and NEXTLINK Communications, Inc. ("NEXTLINK"), a Washington corporation (either MFN or NEXTLINK being referred to in this Agreement as a "Party", and collectively as the "Parties").

     WHEREAS, the Parties entered into a Fiber Lease and Innerduct Use Agreement dated as of February 23, 1998 (the "Agreement"); and

     WHEREAS, the Parties desire to amend certain provisions thereof.

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

     1. All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     2. The ninth sentence of Section 2.3 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "NEXTLINK shall, not later than the next business day after NEXTLINK's Acceptance of the final segment of the Long-Haul Innerduct (as such segments are set forth in Exhibit C), instruct the Escrow Agent (as defined below) to release funds from escrow calculated at the rate of $64,150.94 per mile of Long-Haul Innerduct (a total of $***)."

     3. The last sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

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      "With respect to the NEXTLINK Fibers, not later than the business day following the Acceptance Date for each segment of NEXTLINK Fibers, NEXTLINK shall cause the Escrow Agent to release from escrow a portion of the funds held by the Escrow Agent under the Escrow Agreement, in the amount designated by the Parties (as such amounts are set forth in the applicable Exhibit) corresponding to the segment being accepted by NEXTLINK. With respect to the Long-Haul Innerduct, not later than the business day following the Acceptance Date for the final segment of the Long-Haul Innerduct, NEXTLINK shall cause the Escrow Agent to release from escrow $***"

      4. The fifth sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "If the Term is extended as provided in Section 2.1, the lease payment for such extended term shall be 15% of the fiber lease payments set forth in the Agreement, plus payment of MFN's maintenance charges at market rates and increases in right-of-way fees."

      5. The fourth sentence of Section 3.2 of the Agreement is hereby deleted in its entirety.

      6. The fifth sentence of Section 3.2 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "The balance of the funds in escrow shall be released from escrow upon Acceptance by NEXTLINK of the final segment of the Long-Haul Innerduct (as such segment is set forth on Exhibit C)."

      7. Except as set forth in this Amendment No. 1, the Agreement shall continue in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

METROMEDIA FIBER NETWORK, INC.          NEXTLINK COMMUNICATIONS, INC.



By: /s/ Howard M. Finkelstein           By: /s/ James F. Voelker
    ________________________________        ___________________________

    Howard M. Finkelstein, President        James F. Voelker, President